Exhibit 21.1

Subsidiaries of B. Riley Financial, Inc. – December 31, 2022

Jurisdiction of Organization/
Subsidiary	Incorporation
272 Advisors LLC (90% Ownership)*	Delaware
ABJ5, LLC	Delaware
ANNETNAUS (ASSIGNMENT FOR THE BENEFIT OF CREDITORS), LLC	California
Asset & Financial Planning, LTD.	New York
Atlantic Coast Recycling of Ocean County, LLC	Delaware
Atlantic Coast Recycling, LLC	Delaware
B. Riley Acquisition Corp. I	Delaware
B. Riley Acquisition Corp. II	Delaware
B. Riley Acquisition Corp. III	Delaware
B. Riley Acquisition Corp. IV	Delaware
B. Riley Acquisition Corp. V	Delaware
B. Riley Acquisition Sponsor Co., I, LLC	Delaware
B. Riley Acquisition Sponsor Co., II, LLC	Delaware
B. Riley Acquisition Sponsor Co., III, LLC	Delaware
B. Riley Acquisition Sponsor Co., IV, LLC	Delaware
B. Riley Acquisition Sponsor Co., V, LLC	Delaware
B. Riley Advisory & Valuation Services, LLC (dba B. Riley Advisory Services) (85.86% Ownership)*	California
B. Riley Advisory Holdings, LLC	Delaware
B. Riley Advisory Services de Mexico, S de RL	Mexico City
B. Riley Advisory US, Inc.	Delaware
B. Riley Asset Management, LLC (90% Ownership)*	Delaware
B. Riley Brand Managment, LLC	Delaware
B. Riley Capital Management, LLC	New York
B. Riley Commercial Capital, LLC	Delaware
B. Riley Corporate Services, Inc.	Delaware
B. Riley Debt Trading, Inc.	Delaware
B. Riley Environmental Holdings, LLC	Delaware
B. Riley Environmental MIP, LLC	Delaware
B. Riley Farber Advisory, Inc.	Ontario, Canada
B. Riley Farber, Inc.	Ontario, Canada
B. Riley Financial, Inc.	Delaware
B. Riley Government Services, LLC	Delaware
B. Riley Innovation Management, LLC*	Delaware
B. Riley Innovation X Capital Management, LLC	Delaware
B. Riley International, LLC	Delaware
B. Riley Operations Management Services, LLC	Delaware
B. Riley Principal 150 Sponsor Co., LLC	Delaware
B. Riley Principal 175 Merger Corp.	Delaware

Exhibit 21.1

Subsidiaries of B. Riley Financial, Inc. – December 31, 2022

B. Riley Principal 175 Sponsor Co., LLC	Delaware
B. Riley Principal 200 Merger Corp.	Delaware
B. Riley Principal 200 Sponsor Co., LLC	Delaware
B. Riley Principal 250 Merger Corp.	Delaware
B. Riley Principal 250 Sponsor Co., LLC	Delaware
B. Riley Principal Capital II, LLC	Delaware
B. Riley Principal Capital, LLC	Delaware
B. Riley Principal Investments RE, LLC	Delaware
B. Riley Principal Investments, LLC	Delaware
B. Riley Principal Sponsor Co. II, LLC	Delaware
B. Riley Principal Sponsor Co. III, LLC	Delaware
B. Riley Principal Sponsor Co., LLC	Delaware
B. Riley Private Shares Management 2022-1, LLC	Delaware
B. Riley Real Estate Ventures Holdings LLC	Delaware
B. Riley Real Estate, LLC	Delaware
B. Riley Receivables II, LLC	Delaware
B. Riley Receivables, LLC	Delaware
B. Riley Retail Advisors, Inc.	California
B. Riley Retail Canada, ULC	British Columbia
B. Riley Retail Int'l., Inc	California
B. Riley Retail RE Holdings LLC	Delaware
B. Riley Retail Solutions WF, LLC	California
B. Riley Retail Solutions, LLC	California
B. Riley Retail, Inc.	California
B. Riley Securities Holdings, LLC	Delaware
B. Riley Securities, Inc.	Delaware
B. Riley Venture Capital, LLC	Delaware
B. Riley Wealth Advisors, Inc.	Washington
B. Riley Wealth Insurance, Inc.	Washington
B. Riley Wealth Management Holdings, Inc.	Delaware
B. Riley Wealth Management, Inc.	Tennessee
B. Riley Wealth Private Shares, LLC	Delaware
B. Riley Wealth Sub-Advisers, LLC	Delaware
B. Riley Wealth Tax Services, Inc.	Delaware
Benchmark Landscaping, LLC	Delaware
BR Advisory & Investments, LLC	Delaware
BR Armstrong, LLC	Delaware
BR Brand Holdings, LLC (80% Ownership)*	New York
BR Events, LLC	California
BR Financial Holdings, LLC	Delaware
BR Great Northern Mall, LLC	Delaware
BR HYATTSVILLE, LLC	Delaware

Exhibit 21.1

Subsidiaries of B. Riley Financial, Inc. – December 31, 2022

BRAM SPV 1, LLC	Delaware
BRC Emerging Managers GP, LLC	Delaware
BRC Partners Management GP, LLC	Delaware
BRF Finance Co., LLC	Delaware
BRF Investments, LLC	Delaware
BR-NRG, LLC	Delaware
BRPI Acquisition Co LLC	Delaware
BRPI Executive Consulting, LLC	Delaware
BRPI FL ES Holdings LLC	Delaware
BRVC bolttech II, LLC	Delaware
BRVC bolttech, LLC	Delaware
BRVC Callisto, LLC	Delaware
BRVC Continuous Composites, LLC	Delaware
BRVC GrubMarket, LLC	Delaware
BRVC KITCHEN UNITED, LLC	Delaware
BRVC Promenade Group, LLC	Delaware
BRVC Pura, LLC	Delaware
BRVC SparkCognition, LLC	Delaware
BRVC Swiftly, LLC	Delaware
BRVC Uniphore LLC	Delaware
BRVC Urgent.ly, LLC	Delaware
BRVC Urgently II, LLC	Delaware
Bullseye Business Solutions Holdings, Inc.	Michigan
Bullseye Business Solutions ULC	British Columbia
Bullseye Telecom of Virginia, LLC	Virginia
Bullseye Telecom, Inc.	Michigan
Classmates Media Corporation	Delaware
CrosIT Solutions Ltd.	Israel
CSEIV (Assignment for the Benefit of Creditors), LLC	California
Fandor ABC, LLC	California
FBR Capital Markets PT, Inc	Virginia
Fiduciary Financial Services of the Southwest	Texas
FieldX (assignment for the benefit of creditors), LLC	California
Firebrandlive (assignment for the benefit of creditors), LLC	California
GA Asset Advisors, Ltd.	England & Wales
GA Australia II Pty Ltd	Victoria
GA Australia Pty Ltd	Victoria
GA Europe Cooperatief U.A.	Netherlands
GA Europe GmbH	Germany
GACP Finance Co., LLC	Delaware
GACP I, L.P.	Delaware
GACP II, L.P.	Delaware

Exhibit 21.1

Subsidiaries of B. Riley Financial, Inc. – December 31, 2022

GAEBB Group B.V.	Netherlands
GC Capital Corp.	Delaware
GD ABC, LLC	California
GlassRatner Advisory & Capital Group, LLC (dba B. Riley Advisory Services)	Delaware
GlassRatner Brokerage Services, Inc.	Georgia
GlassRatner International, Inc.	Delaware
Great American Capital Partners, LLC	Delaware
Great American Global Partners, LLC (50% Ownership)*	California
Great American Group Intellectual Property Advisors, LLC (dba B. Riley Advisory Services)	California
Great American Group Machinery & Equipment, LLC (dba B. Riley Advisory Services)	California
HRLY Brand Management, LLC (42.91% Ownership)*	Delaware
IEG of OC (assignment for the benefit of creditors), LLC	California
Impact Acquistion, LLC	Delaware
Impact Telecom, LLC	Nevada
ISEEU (assignment for the benefit of creditors), LLC	California
Juno Internet Services, Inc.	Delaware
Juno Online Services, Inc.	Delaware
Justice Brand Management, LLC (40.85% Ownership)*	Delaware
Lingo Communications of Kentucky, LLC	Michigan
Lingo Management, LLC (80% Ownership)*	Delaware
Lingo Telecom of the West, LLC	Delaware
Lingo Telecom of Virginia, LLC	Virginia
Lingo Telecom, LLC	Texas
magicJack Holdings Corporation	Delaware
magicJack L.P.	Delaware
magicJack SMB, Inc. (dba MAGICJACK FOR BUSINESS)	Florida
magicJack VocalTec Ltd.	Israel
magicJack VoIP Services, LLC	Delaware
Marconi Wireless Holdings, LLC	Delaware
MCI (assignment for the benefit of creditors), LLC	California
MLV & Co. LLC	Delaware
NAM SPECIAL SITUATIONS MANAGEMENT, LLC	Delaware
National Securities Corporation	Washington
NetZero Modecom, Inc.	Delaware
NetZero Wireless, Inc.	Delaware
NetZero, Inc.	Delaware
NHC Holdings, LLC	Delaware
Passu (Assignment for the Benefit of Creditors), LLC	California
Powermat Partners LLC	Delaware
Powermat Partners Management Associates LLC	Delaware

Exhibit 21.1

Subsidiaries of B. Riley Financial, Inc. – December 31, 2022

Prime Capital Services, Inc. (dissolving)	New York
PTMILG (Assignment for the Benefit of Creditors), LLC	California
ReVal Group, LLC	Delaware
Ridgemont Outfitters (assignment for the benefit of creditors), LLC	California
Soundcast (assignment for the benefit of creditors), LLC	California
STCO (ASSIGNMENT FOR THE BENEFIT OF CREDITORS), LLC	California
Tdsoft Ltd.	Israel
Tempo Telecom, LLC	Georgia
Thirty Two Degrees (assignment for the benefit of creditors), LLC	California
TIGER US HOLDINGS INC.	Delaware
TreePeach Management, LLC	Delaware
TSIF Management Associates, LLC	Delaware
UGC Operations ABC, LLC	California
United Advisor Services, LLC	New Jersey
United Advisors, LLC	New Jersey
United Advisors, LLC (DE)	Delaware
United Online Advertising Network, Inc.	Delaware
United Online Software Development (India)*	Republic of India
United Online Web Services, Inc.	Delaware
United Online, Inc.	Delaware
Vancouver Telephone Company Limited	British Columbia
WINSLOW FIDUCIARY SERVICES LLC	Massachusetts
WINSLOW FINANCIAL, INC.	Massachusetts
WINSLOW WEALTH MANAGEMENT LLC	Massachusetts
WINSLOW, EVANS & CROCKER INSURANCE AGENCY, INC.	Massachusetts
Winslow, Evans & Crocker, Inc.	Massachusetts
Workshop Cafe ABC, LLC	California
Wunderlich Capital Management, LLC	Tennessee
YMax Communications Corp.	Delaware
YMax Communications Corp. of Virginia	Virginia
YMax Corporation	Delaware

*	B. Riley Financial, Inc. owns less than 100% of these subsidiaries.